SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: Penn Series Small Cap Value Fund
Security: Shake Shack, Inc.
Date of Purchase: 1/29/2015
Amount of Purchase: $23,625
Purchase price: $21.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series SMID Cap Growth Fund
Security: Box, Inc.
Date of Purchase: 1/23/2015
Amount of Purchase: $2,828
Purchase price: $14.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Catalent, Inc.
Date of Purchase: 3/3/2015
Amount of Purchase: $59,000,000
Purchase price: $29.50
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Inovalon Holdings, Inc-A
Date of Purchase: 2/12/2015
Amount of Purchase: $250,000
Purchase price: $27.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Mobileye NV
Date of Purchase: 3/17/2015
Amount of Purchase: $18,787,500
Purchase price: $41.75
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: The Michaels Cos, Inc.
Date of Purchase: 1/23/2015
Amount of Purchase: $130,983
Purchase price: $23.52
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series Small Cap Value Fund
Security: CyrusOne, Inc.
Date of Purchase: 4/1/2015
Amount of Purchase: $1,231,014
Purchase price: $31.12
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Party City Holdco, Inc.
Date of Purchase: 4/16/2015
Amount of Purchase: $192,831
Purchase price: $17.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Virtu Financial, Inc.
Date of Purchase: 4/16/2015
Amount of Purchase: $189,031
Purchase price: $19.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Bojangles, Inc.
Date of Purchase: 5/18/2015
Amount of Purchase: $42,389
Purchase price: $19.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Emerging Markets Equity Fund
Security: Huatai Securities, Co. Ltd
Date of Purchase: 5/22/2015
Amount of Purchase: $387,133
Purchase price: 24.80 HKD
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Emerging Markets Equity Fund
Security: 3SBio, Inc.
Date of Purchase: 6/5/2015
Amount of Purchase: $35,806
Purchase price: 9.10 HKD
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Large Core Growth Fund
Security: AerCap Holdings
Date of Purchase: 6/4/2015
Amount of Purchase: $12,259,800
Purchase price: $49.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Black Knight Financial, Inc.
Date of Purchase: 5/20/2015
Amount of Purchase: $8,379,000
Purchase price: $24.50
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Catalent, Inc.
Date of Purchase: 6/2/2015
Amount of Purchase: $10,875,000
Purchase price: $29.00
Affiliated Underwriter: Wells Capital Management